UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 31, 2011
EQUITY LIFESTYLE PROPERTIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	0-11718	36-3857664
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two North Riverside Plaza, Chicago, Illinois, 60606
(Address of principal executive offices)
(312) 279-1400
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
     On March 31, 2011, Equity LifeStyle Properties, Inc. (the “Company”) filed its 2010 Proxy Statement on Schedule 14A with the Securities and Exchange Commission. On April 8, 2011, the Company will mail a booklet entitled “The Life in a Day of Equity Lifestyle Properties 2010” (the “2010 ELS Storybook”) to investors of the Company together with the Company’s 2010 Proxy Statement on Schedule 14A and the 2010 Annual Report. The 2010 ELS Storybook contains a letter from the Company’s Chairman of the Board, Mr. Samuel Zell and the Company’s Chief Executive Officer, Mr. Thomas P. Heneghan, information about the Company’s properties, an industry growth comparison, pictures of the Company’s properties and various short stories and commentary from the Company’s customers. Accordingly, as the 2010 ELS Storybook could be deemed to be solicitation materials under the proxy rules of the Securities and Exchange Commission, the Company is filing this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit 99.1	The Life in a Day of Equity Lifestyle Properties, Inc. 2010

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY LIFESTYLE PROPERTIES, INC.
April 5, 2011	By:	Michael B. Berman
		Name:	Michael B. Berman
		Title:	Executive Vice President and Chief Financial Officer